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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                ________________


                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report:  July 18, 1996

                       Chemical Mortgage Securities, Inc.
                   (Issuer in respect of Multi-Class Mortgage
                   Pass-Through Certificates, Series 1996-1)
                          (Exact name of registrant as
                           specified in its charter)



  New York                  33-18640                  13-3436103
- ------------             ------------             ----------------
(State or other           (Commission                (IRS Employer
jurisdiction of           File Number)           Identification No.)
incorporation)


   270 Park Avenue, New York, New York                   10017
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 834-5316





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Item 5.   Other Events.


On or about June 30, 1996, interest and principal, in accordance with the Pooling and Servicing Agreement dated as of January 1, 1996 (the "Agreement"), among Chemical Mortgage Securities, Inc., Chemical Residential Mortgage Corporation, as the master servicer, and The First National Bank of Chicago as Trustee (the "Trustee"), were distributed to holders of the Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 evidencing the entire beneficial ownership interest in a trust fund consisting of a segregated pool of conventional one- to four-family fixed rate first-lien mortgage loans. A copy of the Monthly Report, prepared pursuant to the Agreement, was furnished to the Trustee in accordance with the Agreement. A copy of the Monthly Report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits.

Exhibit No.                               Description
- -----------                               -----------

20.1                          Monthly Report for the month ended
                                      May 31, 1996.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  July 18, 1996



                                       CHEMICAL MORTGAGE SECURITIES, INC.




                                        By:  /s/Louis D. Violante
                                             ----------------------------
                                        Name: Louis D. Violante
                                        Title: Chief Financial Officer





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                               INDEX TO EXHIBITS



Exhibit No.                          Description                        Page
- -----------                          -----------                        ----

 20.1                      Monthly Report for the month                   5
                                  ended May 31, 1996